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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (as amended, supplemented or modified from time to time, the "Registration Rights Agreement") is made as of the 21st day of December 1999, by and between HIE, INC., a Georgia corporation (the "Company"), and Cybear, Inc. a Delaware corporation ("Cybear").

                                   WITNESSETH:

         WHEREAS, the Company and Cybear have entered into that certain Convertible Note and Warrant Purchase Agreement, dated as of the 21st day of December, 1999 (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to sell and issue to Cybear a convertible promissory note in the aggregate principal amount of $3,000,000 (the "Note"), such Note to be convertible into common stock, $.01 par value per share (the "Common Stock") of the Company as specified in such Note;

         WHEREAS, pursuant to the Purchase Agreement, the Company also has agreed to issue and sell to Cybear a warrant (the "Warrant") to purchase 47,022 shares of the Company's Common Stock; and

         WHEREAS, in order to induce Cybear to enter into the Purchase Agreement, the Company has agreed to provide Cybear with certain rights with respect to the registration of the Common Stock to be issued to Cybear pursuant to Cybear's conversion of the Note and Cybear's exercise of the Warrant. Shares of Common Stock issued upon such conversion or exercise may be referred to herein as "Registrable Securities."

         NOW, THEREFORE, in consideration of the premises, the terms and conditions herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.        Definitions.

         "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to (i) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "COMMISSION" shall mean the Securities and Exchange Commission and any successor federal agency having similar powers.

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         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "HOLDERS" shall mean Cybear, and all other Persons holding Registrable Securities so long as Cybear or such other Person holds Registrable Securities. Unless otherwise provided in this Agreement, in each instance that a Holder is required to request or consent to or otherwise approve an action, such Holder will be deemed to have requested or consented to or otherwise approved such action if the Holders of a majority-in-interest of the Registrable Securities so request, consent or otherwise approve.

         "PERSON" this term shall be interpreted broadly to include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing).

         "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         Section 2.   Piggyback Registration.

                  (a) If the Company proposes to register any Common Stock to be issued by it or held by any other person in a public offering under the Securities Act, on a form and in a manner which would permit registration of Common Stock for sale to the public under the Securities Act (specifically excluding any registration by the Company in connection with (1) a dividend reinvestment, stock option, stock purchase or similar plan, (2) a transaction pursuant to Rule 145 under the Securities Act, or (3) a merger, acquisition or exchange offer on Form S-4 or any successor form), on each such occasion, the Company shall as promptly as practicable but in no event later than ten (10) days prior to the proposed filing date of the registration statement give written notice (the "Notice") to the Holders of its intention to effect such registration, and the Holders shall be entitled, on each such occasion, to request to have all or a portion of the Registrable Securities included in such registration statement. Upon the written request of the Holders that the Company include any Registrable Securities in such registration statement (which request shall state the number of Registrable Securities for which registration is sought), given within ten (10) days after the giving of the Company's Notice, the Company, subject to the rights of holders of the outstanding securities of the Company having superior registration rights, shall use its reasonable efforts to cause such Registrable Securities to be so included in the offering covered by such registration statement, subject to the limitations hereinafter set forth. Any registration statement filed by the Company may be withdrawn at any time at the discretion of the Company.


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                  (b) The registration of some or all of such Registrable
Securities pursuant to this Section 2 may be conditioned or reduced if, in the case of a registration statement which also includes shares to be sold for the account of the Company in an underwritten offering, in the judgment of the managing underwriter of such proposed offering, inclusion thereof in such registration statement will have an adverse impact on the marketing of the securities to be offered by the Company. The amount of Registrable Securities to be offered for the accounts of all Holders requesting to be included may reduced proportionately to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing underwriter (which may be zero, if recommended by such managing underwriter); provided, however, that any such reduction shall be applied first to any shares proposed to be sold by management of the Company in such underwritten offering.

                  (c) The Company shall not be obligated to honor any request by a Holder under this Section 2 if the Holder could then sell under Rule 144 promulgated under the Securities Act the number of Registrable Securities the Holder proposes to have registered under Section 2, provided that the Company shall take reasonable actions to assist Holder in effecting sales pursuant to Rule 144.

         Section 3.   Registration Procedures and Obligations.

                  (a) If and whenever the Company is obligated hereunder to effect the registration of any Registrable Securities under the Securities Act, the Company shall:

                           (i)  Prepare and file with the Commission a
                  registration statement with respect to such securities on such form as the Company deems appropriate and is permitted or qualified to use and shall use all reasonable efforts to cause such registration statement to become effective as soon a practicable and to keep such registration effective until the earlier of (A) the date when all Registrable Securities covered by the registration statement have been sold or (B) ninety (90) days from the effective date of the registration statement plus any period during which the Holders of Registrable Securities are obligated to refrain from selling pursuant to Section 4(b) hereof; provided, that the preparation and filing of the registration statement may be delayed in the sole discretion of the Company, without prejudice to the rights of the Holders pursuant to Section 2.

                           (ii) Furnish to the Holders at a reasonable time
                  prior to the filing thereof with the Commission a copy of the registration statement in the form in which the Company proposes to file the same; not later than one day prior to the filing thereof, a copy of any amendment (including any post-effective amendment) to such registration statement; and promptly following the effectiveness thereof, a conformed copy of the registration statement as declared effective by the Commission and of each post-effective amendment thereto, including financial statements and all exhibits and reports incorporated therein by reference.

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                           (iii) Furnish to the Holders such number of copies of
                  such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them.

                           (iv) Use all reasonable efforts to register and qualify the Registrable Securities covered by the registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities owned by the Holders in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions, or to maintain the effectiveness of any such registration or qualification for any period during which it is not required to maintain the effectiveness of the related registration statement under the Securities Act.

                           (v) Promptly notify the Holders of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Holders, and subject to the further provisions of Section 4(b), the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                           (vi) Enter into such customary agreements in form and substance satisfactory to the Company and take such other customary actions as may be reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities.

                           (vii) Make reasonably available for inspection by the
                  Holders pursuant to such registration statement and any attorney or accountant retained by the Holders, all financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by the Holders, its attorney or its accountant in connection with such registration statement, in each case as and to the extent necessary to permit the Holders to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, the Holders shall, to the extent practicable, coordinate investigation and due diligence efforts hereunder


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                  and, to the extent practicable, will act through a single set of counsel and a single set of accountants and will enter into confidentiality agreements with the Company in form and substance reasonably satisfactory to the Company and the Holders prior to receiving any confidential or proprietary information of the Company.

                           (viii) Promptly notify the Holders of the following
                  events and (if requested by the Holders) confirm such notification in writing: (w) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (x) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (y) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (z) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

                           (ix) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the Holders may request at least two (2) business days prior to any delivery of the Registrable Securities to the purchaser.

                           (x) Prior to the effectiveness of the registration statement and any post-effective amendment thereto, (A) make such representations and warranties to the Holders and the underwriters, if any, with respect to the Registrable Securities and the registration statement as are customarily made by issuers in similar underwritten offerings; (B) deliver such documents and certificates as may be reasonably requested
                  (1) by the Holders, and (2) by the underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (C) obtain opinions of counsel to the Company (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings.

                           (xi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve-month period (or no later than ninety (90) days, if such twelve-month period is a fiscal year) beginning with the first month of the fiscal quarter of the Company


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                  commencing after the effective date of the registration
                  statement, which statements shall cover such twelve-month periods.

                           (xii) Use all reasonable efforts to list the Registrable Securities on the Nasdaq Stock Market (or other exchange on which the common stock of the Company is then traded) and to maintain such listing throughout the effective period of the registration statement. The Company shall pay all fees and expenses of such listing.

                  (b) The Company's obligations with respect to and compliance with the registration statement provisions set forth herein shall be expressly conditioned upon the Holder's compliance with the following:

                          (i) the Holders shall cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to keep the registration statement effective, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Holders and the plan(s) of distribution of the Registrable Securities as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                          (ii) During such time as the Holders may be engaged in a distribution of the Registrable Securities, the Holders shall comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto, shall, among other things: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of the rules comprising Regulation M; (B) distribute the Registrable Securities solely in the manner described in the registration statement; (C) cause to be furnished to each broker through whom the Registrable Securities may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (D) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

                  (c) The Company shall bear the expenses of registration of the Registrable Securities pursuant to Section 2; provided, however, that each of the Holders shall be responsible for the fees and expenses of its own counsel, its own accountants and other experts retained by it with respect to such registration and resales, all underwriting discounts or brokerage fees or commissions relating to the sale of the Registrable Securities, and all transfer taxes and other similar expenses of the sale of the Registrable Securities.


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         Section 4.   Holdback Agreements.

                  (a) Notwithstanding any provision herein to the contrary, in the event the Company notifies the Holders, in writing and no later than ten
(10) days prior to the proposed filing date that the Company intends to file a registration statement in connection with an underwritten offering of any of its capital stock, the Holders shall refrain from selling or otherwise distributing any Registrable Securities within the period beginning up to seven days prior to the effective date of such registration statement (or on such later date that the Company notifies the Holders, in writing, that such period has begun) and ending up to 120 days after such effective date (or on such earlier date that the Company notifies the Holders that such period has ended) (the "Offering Restricted Period").

                  (b) Notwithstanding anything set forth herein to the contrary, if the registration statement filed by the Company pursuant to Section 2 hereof is a shelf registration statement, each of the Holders agrees that it will give the Company prior oral notice, directed to its Chief Executive Officer or its Chief Financial Officer, confirmed immediately in writing by facsimile transmission, of its intention to sell any Registrable Securities under such shelf registration statement, which notice shall be given not less than two (2) days in advance of any such proposed sale. In the event that the Company thereafter informs the Holders that there exist bona fide financing, acquisition or other plans of the Company or other matters which would require disclosure by the Company of information, the premature disclosure of any of which would adversely affect or otherwise be detrimental to the Company, or that the Company desires to amend the registration statement or to supplement the prospectus in order to disclose material information required to be disclosed in the prospectus in order to correct an untrue statement of a material fact or to disclose an omitted fact that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, the Holders shall refrain from selling Registrable Securities until the earlier to occur of the date (x) the Company notifies the Holders that it has filed with the Commission an amendment or supplement to the prospectus included in the shelf registration statement, or (y) the Company notifies the Holders that the potentially disclosable event no longer exists and that the prospectus included in the shelf registration statement does not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading (each of which is a "Disclosure Restricted Period"). The Company's obligation under Section 2 to keep a shelf registration statement filed pursuant to Section 2 current and effective shall be extended for a number of days equal to the Disclosure Restricted Period, or, if earlier, until the date on which all of the Registrable Securities have been disposed of.

         Section 5.   Indemnification and Contribution.

                  (a) By the Company. In connection with the registration under the Securities Act of the Registrable Securities, the Company shall indemnify and hold harmless the Holder(s) and each other person, if any, who controls any of the Holder(s) within the meaning of Section 15 of the Securities Act ("controlling persons"), against any expenses, losses, claims, damages, liabilities or costs (including without limitation court costs and attorneys' fees), joint or several (or actions in respect thereof) ("Losses"), to which each such indemnified party may

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become subject, under the Securities Act or otherwise, but only to the extent such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which the Registrable Securities were registered under the Securities Act, in any preliminary prospectus (if used prior to the effective date of such registration statement) or in any final Prospectus or in any post-effective amendment or supplement thereto (if used during the period the Company is required to keep the registration statement effective) (the "Disclosure Documents"), or (ii) any omission or alleged omission to state in any of the Disclosure Documents a material fact required to be stated therein or necessary to make the statements made therein not misleading, or (iii) any violation of any federal or state securities laws or rules or regulations thereunder committed by the Company in connection with the performance of its obligations under this Agreement; and the Company will reimburse each such indemnified party for all legal and other expenses reasonably incurred by such party in investigating or defending against any such claims, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality with respect to any offering of securities pursuant to this Agreement; provided, however, that the Company shall not be liable to an indemnified party or any other Holder(s) or controlling person of any other Holder(s) in any such case to the extent that any such Losses arise out of or are based upon (i) an untrue statement or omission or alleged omission (x) made in any such Disclosure Documents in reliance upon and in conformity with written information furnished to the Company by such indemnified party for use therein, or (y) made in any preliminary prospectus if a copy of the final Prospectus was not delivered to the person alleging any loss, claim, damage or liability for which Losses arise at or prior to the written confirmation of the sale of the Registrable Securities to such person and the untrue statement or omission concerned had been corrected in such final Prospectus and copies thereof had timely been delivered by the Company to such indemnified party, or (z) made in any Prospectus used by such indemnified party if a court of competent jurisdiction finally determines that at the time of such use such indemnified party had actual knowledge of such untrue statement or omission; or (ii) the use of any Prospectus after such time as the Company has advised such indemnified party in writing that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or the use of any Prospectus after such time as the obligation of the Company to keep the same current and effective has expired. In determining the actual knowledge of an indemnified party for purposes of clause (i)(z) above, the actual knowledge (without any requirement of due inquiry) of a controlling person of any Holder who is also a director of such Holder shall be imputed to such Holder (and its other controlling persons).

                  (b) By the Holder(s). In connection with the registration under the Securities Act of the Registrable Securities of the Holder(s) pursuant to this Agreement, the Holder(s) receiving the Registrable Securities shall, severally, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and each other Holder(s) and each controlling person of such Holder(s) against any Losses to which such indemnified party may become subject under the Securities Act or otherwise, but only to the extent such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any of the Disclosure


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Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such indemnifying party for use therein; (ii) the use by such indemnifying party of any Prospectus after such time as the Company has advised such indemnifying party in writing that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or after such time as the obligation of the Company to keep the registration statement effective and current has expired, or (iii) any information given or representation made by such indemnifying party in connection with the sale of the Registrable Securities which is not contained in and not in conformity with the Prospectus (as amended or supplemented at the time of the giving of such information or making of such representation); and such indemnifying party shall reimburse each such indemnified party for all legal and other expenses reasonably incurred by such party in investigating or defending against any such claims, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of securities pursuant hereto.

                  (c) Actions Commenced. If a third party commences any action or proceeding against an indemnified party related to any of the matters subject to indemnification under subsections (a) or (b) hereof, such indemnified party shall promptly give notice to the indemnifying party in writing of the commencement thereof, but failure so to give notice shall not relieve the indemnifying party from any liability which it may have hereunder unless the indemnifying party is prejudiced thereby.

                      The indemnifying party shall be entitled to control the defense or prosecution of such claim or demand in the name of the indemnified party, with counsel satisfactory to the indemnified party, if it notifies the indemnified party in writing of its intention to do so within 20 days of its receipt of the notice from the indemnified party without prejudice, however, to the right of the indemnified party to participate therein through counsel of its own choosing, which participation shall be at the indemnified party's expense unless (i) the indemnified party shall have been advised by its counsel that use of the same counsel to represent both the indemnifying party and the indemnified party would represent a conflict of interest (which shall be deemed to include any case where there may be a legal defense or claim available to the indemnified party which is different from or additional to those available to the indemnifying party), in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party, or (ii) the indemnifying party shall fail vigorously to defend or prosecute such claim or demand within a reasonable time. Whether or not the indemnifying party chooses to defend or prosecute such claim, the parties hereto shall cooperate in the prosecution or defense of such claim and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be requested in connection therewith. The indemnifying party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment against the indemnified party (or settle any claim involving an admission of fault on the part of the indemnified party), except with the consent of the indemnified party (which consent shall not be unreasonably withheld).


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                  (d) Contribution. If the indemnification provided for in
subsections (a) or (b) is unavailable to or insufficient to hold the indemnified party harmless under subsections (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Company or the Holder(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 6. Available Information. The Company shall take such reasonable action and file such information, documents and reports as shall be required by the Commission as a condition to the availability of Rule 144 and Rule 144A promulgated under the Securities Act, or any successor provisions.

         Section 7. Amendments and Waivers. Any provision of this Registration Rights Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Company and the Holders of not less than a majority of the aggregate outstanding Registrable Securities, voting as a single group.

         Section 8. Specific Performance. The parties agree that irreparable damage will result in the event that the obligations of the Company under this Registration Rights Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the Holders of the Registrable Securities shall have the right to specific performance by the Company of the provisions of this Registration Rights Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Registration Rights Agreement by the Holders of Registrable Securities. Such remedies and all other remedies provided for in this Registration Rights Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Registration Rights Agreement.


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         Section 9. Notices.

         (a) Any notice or demand to be given or made by the Holders of Registrable Securities to or on the Company pursuant to this Registration Rights Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to the Company at 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067-8274, Attention: President.

         (b) Any notice to be given by the Company to the Holders of Registrable Securities shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such Holder's name and address shall appear on the warrant register or the register for the Common Stock, as the case may be.

         Section 10. Binding Effect. This Registration Rights Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the registered Holders from time to time of the Registrable Securities.

         Section 11. Counterparts. This Registration Rights Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 12. Georgia Law. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.



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


         IN WITNESS WHEREOF the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.


                                           HIE, INC.



                                           By:
                                              ---------------------------------
                                              Robert I. Murrie
                                              President


                                           CYBEAR, INC.


                                           By:
                                              ---------------------------------
                                              Name: Jack S. Greenman
                                              Title:Executive Vice President and
                                                    Chief Financial Officer


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